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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                      ----------

                                      Form 8-K


                                   CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934



Date of report (Date of earliest event reported):          December 4, 1996



                                GRUBB & ELLIS COMPANY
             ------------------------------------------------------------
                (Exact name of registrant as specified in its charter)

   DELAWARE                          1-8122                     94-1424307
---------------                --------------------         ------------------
(State of                    (Commission File Number)          (IRS Employer
Incorporation)                                               Identification No.)


        One Montgomery Street, Telesis Tower, San Francisco, California 94104
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                 (Address of principal executive offices) (Zip Code)

                   (415) 956-1990
                  --------------------------------------------------
                 (Registrant's telephone number, including area code)


              ----------------------------------------------------------
            (former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS.

         On December 4, 1996, Grubb & Ellis Company, a Delaware corporation, issued a press release, a copy of which is attached hereto as Exhibit 99.1. The information contained in such press release is incorporated by reference herein in its entirety.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  The following exhibit is filed as part of this Report:

         99.1   Press Release of Grubb & Ellis Company dated December 4, 1996.


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                                      SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 9, 1996

                                  GRUBB & ELLIS COMPANY



                                  By:    /s/ Robert J. Walner
                                     ------------------------------------------
                                     Name:    Robert J. Walner
                                     Title:   Senior Vice President and General
                                              Counsel


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                                    EXHIBIT INDEX

Exhibits.
--------

99.1   Press Release of Grubb & Ellis Company dated December 4, 1996.


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